UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2011 (March 4, 2011)

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in a Current Report on Form 8-K dated June 18, 2010, or the June 18th Current Report, filed by Government Properties Income Trust, or GOV, we or us, we entered into a series of purchase and sale agreements, dated as of June 14, 2010, or the Purchase Agreements, for the purchase of 15 properties that are majority leased to government tenants, or the CWH Government Buildings, from certain subsidiaries of CommonWealth REIT, or CWH. The Purchase Agreements were more fully described in the June 18th Current Report.  Financial statements and pro forma financial information required by Items 9(a) and (b) of Form 8-K in connection with the matters reported in the June 18th Current Report were reported by us in our Current Report on Form 8-K/A dated July 2, 2010 and previously updated in our Current Report on Form 8-K/A dated August 4, 2010 and our Current Report on Form 8-K dated February 22, 2011.  We previously reported the completion of our acquisition of the last five CWH Government Buildings in our Current Report on Form 8-K dated September 17, 2010.

We are filing this Current Report on Form 8-K, or this Report, to provide updated pro forma financial data for us, which includes the CWH Government Buildings, as well as other transactions we have completed as of December 31, 2010.

Information Regarding Certain Relationships

We were organized as a wholly owned subsidiary of CWH to concentrate the ownership of certain CWH properties that are majority leased to government tenants and to expand such investments.  In June 2009, we issued common shares in our initial public offering, or IPO, and became a separate publicly owned company.  CWH currently owns approximately 24.6% of our outstanding common shares.  Upon completion of our IPO, we and CWH entered into a transaction agreement in which, among other things, CWH granted us the right of first refusal to acquire any property owned by CWH that CWH determines to divest, if the property is then majority leased to a government tenant.  Since our IPO, we have acquired 15 properties from CWH.

We and CWH have business management and property management agreements with Reit Management & Research LLC, or RMR.  One of our Managing Trustees, Barry M. Portnoy, is Chairman and majority owner of RMR.  Adam D. Portnoy, our other Managing Trustee and formerly our President is an owner, President, Chief Executive Officer and a director of RMR and is President of CWH.  Our executive officers and the other executive officers of CWH are also officers of RMR, and Mark L. Kleifges, our Treasurer and Chief Financial Officer, also serves as treasurer and chief financial officer of Hospitality Properties Trust, another public company to which RMR provides management services.  Our Independent Trustees also serve as directors or trustees of other public companies to which RMR provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, including CWH, and Mr. Adam Portnoy serves as a managing trustee of some of those companies, including CWH.

We currently own approximately 14.29% of the outstanding equity of Affiliates Insurance Company, or AIC.  The other shareholders of AIC are RMR and five other companies to which RMR provides management services, including CWH. All of our Trustees and nearly all of the trustees and directors of the other AIC shareholders currently serve on the board of directors of

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AIC.  In 2010, AIC designed a combination property insurance program for us and other AIC shareholders in which AIC participated as a reinsurer.

For more information about the relationships among us, our Trustees and executive officers, RMR, CWH, AIC and other companies to which RMR provides management services, and risks which may arise from these relationships, please refer to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (including the sections captioned “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions”), our Proxy Statement dated February 25, 2011 relating to our 2011 Annual Shareholders Meeting (including the information regarding our Trustees and executive officers in that Proxy Statement and the section captioned “Related Person Transactions and Company Review of Such Transactions”) and the June 18th Current Report.

Item 9.01. Financial Statements and Exhibits.

This Report includes updated unaudited pro forma financial data for us, which includes the CWH Government Buildings, as well as the other transactions we have completed as described in Notes (B) and (E ) below.  These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences could result from, among other considerations, future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2010.  Consequently, amounts presented in the unaudited pro forma financial statements related to these transactions are likely to be different than actual future results.

(b) Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Statements of Income	F-1
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2010	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2009	F-3
Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income	F-4

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GOVERNMENT PROPERTIES INCOME TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Statements of Income

The following unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2010 and 2009, present the results of operations of Government Properties Income Trust, or we, us or our, as if the transactions described in the notes to the unaudited pro forma condensed consolidated statements of income were completed on January 1, 2009.  These unaudited pro forma condensed consolidated statements of income should be read in connection with our financial statements for the year ended December 31, 2010, included in our Annual Report on Form 10-K filed on February 25, 2011 with the Securities and Exchange Commission, or SEC, the financial statements included in our Current Reports on Form 8-K/A filed on July 2, 2010 and on August 4, 2010 with the SEC, and the financial statements included in our Current Report on Form 8-K filed on February 22, 2011 with the SEC.

We were formed in February 2009 as a wholly owned subsidiary of CommonWealth REIT, or CWH.  In connection with our formation, CWH invested $5,000,000 in us and we issued 9,950,000 common shares, $0.01 par value per share, or common shares, to CWH.  In January 2010, we sold 9,775,000 common shares in a public offering.  In August 2010, we sold 9,200,000 common shares in a public offering.  As of December 31, 2010, CWH owned 24.6% of our outstanding common shares.

The unaudited pro forma condensed consolidated statements of income assume our acquisition of 15 properties that are majority leased to government tenants from certain subsidiaries of CWH, or the CWH Government Buildings, for $231 million, excluding acquisition costs. As of December 31, 2010, we have purchased all 15 CWH Government Buildings, which were financed with available cash and borrowings under our then existing $250 million secured revolving credit facility, or the Revolving Credit Facility.  These unaudited pro forma condensed consolidated statements of income are provided for informational purposes only and upon completion of the long term financing for these acquisitions our financial position and results of operations may be significantly different than what is presented in these unaudited pro forma condensed consolidated statements of income. In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma condensed consolidated statements of income.

We have completed the acquisition of all CWH Government Buildings and completed the other transactions described in the notes to the unaudited pro forma condensed consolidated statements of income as of December 31, 2010. Accordingly, no pro forma adjustments were required to be  made to our December 31, 2010 balance sheet with respect to the CWH Government Buildings or the other transactions we have completed.

These unaudited pro forma condensed consolidated statements of income are not necessarily indicative of the expected results of operations for any future period. Differences could result from, among other considerations, future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, and changes in property level revenues including rents expected to be received on leases in place or signed during and after 2010. Consequently, actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated statements of income related to these transactions.

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2010

(dollars in thousands, except per share amounts)

	Historical (A)	2010 Acquisitions (B)	Financing (C)	Pro Forma

Rental Income	$116,768	$38,947	$—	$155,715

Expenses:
Real estate taxes	12,177	4,281	—	16,458
Utility expenses	9,064	4,792	—	13,856
Other operating expenses	19,486	7,338	—	26,824
Depreciation and amortization	24,239	8,312	—	32,551
Acquisition related costs	5,750	—	—	5,750
General and administrative	7,055	1,226	—	8,281
	77,771	25,949	—	103,720

Operating income	38,997	12,998	—	51,995

Interest and other income	103	—	—	103
Interest expense	(7,351)	(752)	(2,411)	(10,514)
Loss on extinguishment of debt	(3,786)	—	—	(3,786)
Equity in earnings (losses) of an investee	(1)	—	—	(1)
Income before income tax expense	27,962	12,246	(2,411)	37,797
Income tax expense	(167)	—	—	(167)

Net income	$27,795	$12,246	$(2,411)	$37,630

Weighted average shares outstanding	34,341			40,462	(D)

Earnings per share:
Net Income	$0.81			$0.93

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2009

(dollars in thousands, except per share amounts)

	Historical (A)	2009 and 2010 Acquisitions (E)	Offering and Financing (F)	Pro Forma

Rental Income	$78,957	$67,372	$—	$146,329

Expenses:
Real estate taxes	8,546	7,974	—	16,520
Utility expenses	6,325	7,814	—	14,139
Other operating expenses	12,232	12,915	—	25,147
Depreciation and amortization	15,172	15,546	—	30,718
Acquisition related costs	1,032	5,384	—	6,416
General and administrative	4,058	2,517	—	6,575
	47,365	52,150	—	99,515

Operating income	31,592	15,222		46,814

Interest and other income	53	—		53
Interest expense	(5,556)	(2,902)	(3,163)	(11,621)
Equity in earnings (losses) of an investee	(15)	—	—	(15)
Income before income tax expense	26,074	12,320	(3,163)	35,231
Income tax expense	(93)	—	—	(93)

Net income	$25,981	$12,320	$(3,163)	$35,138

Weighted average shares outstanding	15,082			40,434	(G)

Earnings per share:
Net Income	$1.72			$0.87

Government Properties Income Trust

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

Basis of Presentation

(A)                       We were formed in February 2009 as a wholly owned subsidiary of CWH.  In connection with our formation, CWH invested $5,000,000 in us and we issued 9,950,000 common shares to CWH.  We closed our initial public offering, or IPO, of 11,150,000 common shares in June 2009.  As a wholly owned subsidiary of CWH, we established our Revolving Credit Facility and distributed 100% of the proceeds to CWH.  In January 2010, we sold 9,775,000 common shares in an underwritten public offering.    In August 2010, we sold 9,200,000 common shares in an underwritten public offering.  The net proceeds from the IPO and the 2010 offerings were used to reduce amounts outstanding under our Revolving Credit Facility. In September 2009, May 2010 and September 2010, we issued an aggregate of 31,350, 7,500 and 36,950, respectively, of common shares under our Share Award Plan adopted in 2009 to our Trustees and others.  Basic earnings per share equals diluted earnings per share as we have no common share equivalent securities outstanding.

We have completed the acquisition of all CWH Government Buildings and completed the other transactions described herein as of December 31, 2010. Accordingly, no pro forma adjustments were required to be made to our December 31, 2010 balance sheet with respect to the CWH Government Buildings or the other transactions we have completed.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2010

(B)                         Represents the revenues and operating expenses of our 22 acquisitions in the year ended December 31, 2010 for the period from January 1, 2010 to the dates of their acquisition.  Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property and upon our contractual obligations under our property management agreement and business management agreement with Reit Management & Research LLC, or RMR.  Details of these acquisitions are as follows:

Date Acquired	Property	Purchase Price (1)
January 2010	Lakewood, CO	$28,709,556
February 2010	Landover, MD	$43,650,000
April 2010	Burlington, VT	$9,700,000
April 2010	Detroit, MI	$21,300,000
May 2010	Malden, MA	$40,500,000
June 2010	Safford, AZ	$12,558,777
June 2010	Kansas City, KS	$13,111,560
June 2010	Stoneham, MA	$14,708,694
July 2010	Savannah, GA	$3,348,114
July 2010	Albuquerque, NM	$2,393,853
July 2010	San Diego, CA	$16,481,850
July 2010	Tucson, AZ	$2,884,266
July 2010	Minneapolis, MN	$23,230,746
August 2010	Boston, MA	$23,812,866
August 2010	Washington, DC	$51,503,529
September 2010	Oklahoma City, OK	$8,302,140
September 2010	Riverdale, MD	$41,731,305
September 2010	Memphis, TN	$9,814,959
September 2010	Columbia, SC	$3,927,462
September 2010	Columbia, SC	$3,189,879
October 2010	Tampa, FL	$13,500,000
December 2010	Trenton, NJ	$46,050,000

(1)             Purchase prices exclude acquisition costs and include the assumption of debt.

Government Properties Income Trust

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

(C)                         Represents an adjustment to interest expense due to interest expense on our actual borrowings at December 31, 2010 of $118,000,000 at our weighted average interest rate for the year ended December 31, 2010 of 3.72%, plus the amortization of the related deferred financing fees.

(D)                        For 2010, the weighted average common shares outstanding of 40,462,173 are calculated as if the shares from our January 2010 offering and our August 2010 offering were outstanding as of January 1, 2010.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2009

(E)                          Represents the revenues and operating expenses of our four acquisitions in 2009 for the period from January 1, 2009 to the dates of their acquisition and for our 22 acquisitions in the year ended December 31, 2010 for the period January 1, 2009 to December 31, 2009.  Two of the 2010 acquisitions were not built and occupied for all of 2009.  The property located in Detroit, MI, was completed and occupied in February 2009 and the property located in Burlington, VT was completed and occupied in July 2009.  Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property and upon our contractual obligations under our property management agreement and business management agreement with RMR.  Acquisition costs are based upon the actual historical expense incurred for the two first quarter 2010 acquisitions. Details of these acquisitions are as follows:

Date Acquired	Property	Purchase Price (1)
August 2009	Nashua, NH	$18,200,000
December 2009	Sacramento, CA	$40,000,000
December 2009	Sacramento, CA	$15,085,000
December 2009	Arlington Heights, IL	$16,025,000
January 2010	Lakewood, CO	$28,709,556
February 2010	Landover, MD	$43,650,000
April 2010	Burlington, VT	$9,700,000
April 2010	Detroit, MI	$21,300,000
May 2010	Malden, MA	$40,500,000
June 2010	Safford, AZ	$12,558,777
June 2010	Kansas City, KS	$13,111,560
June 2010	Stoneham, MA	$14,708,694
July 2010	Savannah, GA	$3,348,114
July 2010	Albuquerque, NM	$2,393,853
July 2010	San Diego, CA	$16,481,850
July 2010	Tucson, AZ	$2,884,266
July 2010	Minneapolis, MN	$23,230,746
August 2010	Boston, MA	$23,812,866
August 2010	Washington, DC	$51,503,529
September 2010	Oklahoma City, OK	$8,302,140
September 2010	Riverdale, MD	$41,731,305
September 2010	Memphis, TN	$9,814,959
September 2010	Columbia, SC	$3,927,462
September 2010	Columbia, SC	$3,189,879
October 2010	Tampa, FL	$13,500,000
December 2010	Trenton, NJ	$46,050,000

(1)             Purchase prices exclude acquisition costs and include the assumption of debt.

Government Properties Income Trust

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income

(F)                          Represents the effect of using the proceeds of our IPO and our January 2010 offering of 9,775,000 common shares, our August 2010 offering of 9,200,000 common shares and the application of the net proceeds therefrom to repay amounts outstanding under our Revolving Credit Facility, thereby reducing interest expense to 5.25%, the weighted average interest rate for the period from April 24, 2009 (effectiveness of our Revolving Credit Facility) to December 31, 2009.

(G)                         For 2009, the weighted average common shares outstanding of 40,434,190 are calculated as if shares from our January 2010 offering and our August 2010 offering were outstanding as of January 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Dated: March 4, 2011